                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 30, 2008
                                                         ----------------

                             OCEAN SHORE HOLDING CO.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         UNITED STATES                   0-51000                22-3584037
         -------------                   -------                ----------
  (State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)

                1001 ASBURY AVENUE, OCEAN CITY, NEW JERSEY 08226
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (609) 399-0012
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On October 30, 2008, Ocean Shore Holding Co. issued a news release announcing its financial results for the quarter and nine months ended September 30, 2008. A copy of the news release is included as Exhibit 99.1 to this report.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         Exhibits

         Number         Description
         ------         -----------

         99.1           Press Release Dated October 30, 2008

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       OCEAN SHORE HOLDING CO.
                                       (Registrant)



Date:  October 31, 2008                By: /s/ Donald F. Morgenweck
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                                           Donald F. Morgenweck
                                           Chief Financial Officer